Other Disclosures	12 Months Ended
Dec. 31, 2025
Other Disclosures [Abstract]
Other Disclosures	Section 5 - Other Disclosures
This section is comprised of various statutory disclosures or notes that are of secondary importance for the understanding of Genmab’s financials.
5.1 - Remuneration of the Board of Directors and Executive
Management
The total remuneration of the Board of Directors and Executive Management is as follows:

	2025	2024	2023
Wages and salaries	16	15	10
Share-based compensation expenses	30	23	15
Defined contribution plans	1	1	—
Total	47	39	25
The remuneration packages for the Board and Executive Management are described in further detail in
Genmab’s 2025 Compensation Report. The remuneration packages are denominated in DKK, EUR, or
USD. The Compensation Committee of the Board performs an annual review of the remuneration packages. All incentive and variable remuneration is considered and adopted at the Company’s Annual
General Meeting.
Share-based compensation is included in the Consolidated Statements of Comprehensive Income and
reported in the table above. Share-based compensation expense represents the estimated fair value of the awards at grant date and does not represent actual cash compensation received by the Board Members or
Executive Management.
Refer to Note 4.6 for additional information regarding Genmab’s share-based compensation programs and accounting policies.
Remuneration To The Board Of Directors

	Base Board Fee			Committee Fees			Share-Based Compensation Expenses			Total
	2025	2024	2023	2025	2024	2023	2025	2024	2023	2025	2024	2023
Deirdre P. Connelly	0.2	0.2	0.2	0.1	0.1	0.1	0.3	0.2	0.2	0.6	0.5	0.5
Pernille Erenbjerg	0.1	0.1	0.1	0.1	0.1	0.1	0.2	0.2	0.1	0.4	0.4	0.3
Anders Gersel Pedersen	0.1	0.1	0.1	0.1	0.1	0.1	0.2	0.1	0.1	0.4	0.3	0.3
Paolo Paoletti	0.1	0.1	0.1	—	—	—	0.2	0.1	0.1	0.3	0.2	0.2
Rolf Hoffmann	0.1	0.1	0.1	0.1	0.1	—	0.2	0.1	0.1	0.4	0.3	0.2
Elizabeth O’Farrell	0.1	0.1	0.1	0.1	0.1	—	0.2	0.2	0.1	0.4	0.4	0.2
Mijke Zachariasse[1]	0.1	0.1	0.1	—	—	—	0.2	0.1	0.1	0.3	0.2	0.2
Martin Schultz[1]	0.1	0.1	0.1	—	—	—	0.2	0.1	—	0.3	0.2	0.1
Takahiro Hamatani[2]	—	0.1	0.1	—	—	—	0.1	0.1	—	0.1	0.2	0.1
Michael Kavanagh[1]	0.1	—	—	—	—	—	0.1	—	—	0.2	—	—
Total	1.0	1.0	1.0	0.5	0.5	0.3	1.9	1.2	0.8	3.4	2.7	2.1
1.Employee elected board members were elected at the Annual General Meeting in March 2025.
2.Takahiro Hamatani was replaced by Michael Kavanagh as an employee elected board members at the Annual General Meeting in March 2025.
Refer to the section “Board of Directors” in Management’s Review for additional information regarding the Board of Directors.
Remuneration To The Executive Management

	Base Salary			Defined Contribution Plans			Other Benefits			Annual Cash Bonus			Share-Based Compensation Expenses			Total
	2025	2024	2023	2025	2024	2023	2025	2024	2023	2025	2024	2023	2025	2024	2023	2025	2024	2023
Jan van de Winkel	1.5	1.4	1.3	0.3	0.2	0.2	—	—	—	1.5	1.3	1.3	7.4	5.0	3.5	10.7	7.9	6.3
Anthony Pagano	0.7	0.7	0.6	—	—	—	—	—	—	0.4	0.4	0.4	3.6	2.4	1.8	4.7	3.5	2.8
Anthony Mancini[3]	—	0.4	0.7	—	—	—	—	2.4	—	—	0.4	0.4	0.6	4.2	2.0	0.6	7.4	3.1
Judith Klimovsky	0.8	0.8	0.7	—	—	—	—	—	—	0.5	0.4	0.4	4.1	2.8	2.0	5.4	4.0	3.1
Tahamtan Ahmadi	0.8	0.7	0.7	—	—	—	—	—	—	0.5	0.4	0.4	3.9	2.6	1.8	5.2	3.7	2.9
Birgitte Stephensen[1]	0.3	0.4	0.4	—	—	—	1.7	—	—	—	0.2	0.2	2.3	1.2	0.8	4.3	1.8	1.4
Christopher Cozic[1]	0.5	0.5	0.5	—	—	—	—	—	—	0.3	0.3	0.3	2.6	1.6	1.1	3.4	2.4	1.9
Martine van Vugt[2]	0.5	0.4	0.4	0.1	0.1	0.1	—	—	—	0.3	0.2	0.2	1.5	0.8	0.6	2.4	1.5	1.3
Brad Bailey[4]	0.6	0.6	—	—	—	—	0.2	0.1	—	0.4	0.3	—	0.9	0.6	—	2.1	1.6	—
Rayne Waller[4]	0.7	0.2	—	—	—	—	0.7	0.6	—	0.4	0.1	—	0.9	0.1	—	2.7	1.0	—
Greg Mueller	0.3	—	—	—	—	—	0.9	—	—	0.2	—	—	0.1	—	—	1.5	—	—
Total	6.7	6.1	5.3	0.4	0.3	0.3	3.5	3.1	—	4.5	4.0	3.6	27.9	21.3	13.6	43.0	34.8	22.8
1.Birgitte Stephensen and Christopher Cozic were appointed Chief Legal Officer and Chief People Officer, respectively, and members of the Executive Management in March 2022.
2.Martine van Vugt was appointed Chief Strategy Officer and member of the Executive Management in March 2023.
3.Anthony Mancini stepped down as Executive Vice President and Chief Operating Officer in September 2024.
4.Brad Bailey and Rayne Waller were appointed Executive Vice President and Chief Commercial Officer, and Executive Vice President and Chief Technical Operations Officer, respectively, and members of the Executive Management in August
2024.
Jan van de Winkel, President and Chief Executive Officer, and Anthony Pagano, Executive Vice President and Chief Financial Officer, are formally registered as executive managers with the Danish Business Authority.
Refer to the section “Executive Management” in Management’s Review for additional information regarding the Executive Management.
Severance Payments
In the event Genmab terminates the service agreements with any member of the Executive Management team without cause, Genmab is obliged to pay his/her existing salary for one or two years after the end of the one-year notice period. However, in the event of termination by Genmab (unless for cause) or by any member of Executive Management as a result of a change of control of Genmab, Genmab is obliged to pay compensation equal to his/her existing total salary (including benefits) for up to two years in addition to the notice period. The total value of remuneration relating to the notice period for new members of
Executive Management cannot exceed two years of remuneration, including all components of the remuneration. In case of the termination of the service agreements of the Executive Management without cause, the total impact on Genmab’s financial position is estimated to be approximately
$19 million as of December 31, 2025 (2024: $17 million, 2023: $15 million).5.2 - Related Party Disclosures
Genmab’s related parties are its Board, Executive Management, and close members of the family of these persons.
Genmab has not granted any loans, guarantees or other commitments to or on behalf of any of the members of the Board or members of the Executive Management.
Other than the remuneration and other transactions relating to the Board of Directors and the Executive
Management described in Note 5.1, there were no material related party transactions during 2025, 2024 and 2023.
5.3 - Commitments
Purchase Obligations
Genmab has entered into a number of agreements related to research and development activities that contain various obligations. These contractual obligations amounted to approximately $608 million as of
December 31, 2025 (2024: approximately $403 million).
Genmab also has certain contingent commitments under license and collaboration agreements that may become due in the future. As of December 31, 2025, these contingent commitments amounted to approximately $2.7 billion in potential future development, regulatory and commercial milestone payments to third parties under license and collaboration agreements for our preclinical and clinical stage development programs as compared to approximately $2.2 billion as of December 31, 2024.
These milestone payments generally become due and payable only upon the achievement of certain development, clinical, regulatory or commercial milestones. The events triggering such payments or obligations have not yet occurred.
In addition to the above obligations, Genmab enters into a variety of agreements and financial commitments in the normal course of business. The terms generally allow Genmab the option to cancel, reschedule and adjust our requirements based on our business needs prior to the delivery of goods or performance of services. It is not possible to predict the maximum potential amount of future payments under these agreements due to the conditional nature of our obligations and the unique facts and circumstances involved in each particular agreement.
5.4 - Fees to Auditors Appointed at the Annual General Meeting

	2025	2024	2023
Audit fees	1.7	1.5	0.9
Audit-related fees	0.8	0.3	0.5
Total	2.5	1.8	1.4
Genmab changed auditors from PricewaterhouseCoopers Statsautoriseret Revisionspartnerselskab (PwC)
to Deloitte Statsautoriseret Revisionspartnerselskab (Deloitte) as Genmab’s new statutory auditor and independent registered public accounting firm for the fiscal year beginning January 1, 2024, replacing
PwC. As such, fees in the table above reflect those incurred by Deloitte in 2025 and 2024 and by
PwC in 2023.
Fees for other services than statutory audit of the financial statements provided by Deloitte amounted to
$0.8 million in 2025, $0.3 million in 2024, and $0.5 million in 2023, provided by PwC. These services primarily include agreed-upon procedures, other assurance assessments and reports, and accounting advice.
5.5 -  Acquisitions
Merus N.V.
On December 12, 2025 Genmab completed the acquisition of 100% of the common shares of Merus, a clinical-stage biotechnology company with its late-stage breakthrough therapy asset petosemtamab
(Peto), which is in Phase 3 development, for $97 per share in an all-cash transaction with a total purchase price of $8,017 million. The transaction was funded through a combination of cash on hand and $5.5 billion of non-convertible debt financing (Borrowings). Refer to Note 4.8 for detailed information regarding
Genmab’s Borrowings.
The acquisition of Merus does not meet the definition of a business in accordance with IFRS 3 Business
Combinations, therefore, this transaction is accounted for as an asset acquisition since substantially all of the fair value of the acquired set of assets is concentrated in a single identifiable asset (i.e. Peto). The total consideration of $8,017 million is allocated to net identifiable assets acquired on a relative fair value basis.
The total consideration for the acquisition of Merus is summarized as follows:

Total Consideration
Cash paid for outstanding shares	7,359
Cash for equity compensation attributable to pre-modification of equity awards[1]	596
Cash paid by Genmab directly attributable acquisition related costs[2]	62
Total consideration	8,017
1.Includes payments made to Merus option holders which were vested prior to the acquistion date, and therefore related to pre-acquistion service
2.Includes professional fees related to legal, advisory and due diligence procedures that were directly attributable to the acquisition of Merus by Genmab
The allocation to net identifiable assets is as follows:

Amounts Recognized as of the Acquisition Date
Cash and cash equivalents	745
Other current assets[1]	52
IPR&D intangible asset	6,927
Technology platform intangible asset	369
Licenses and patents	82
Other non-current assets[2]	29
Non-current contract liabilities	(30)
Current contract liabilities	(21)
Other liabilities[3]	(136)
Total identifiable net assets	8,017
1.Includes current receivables, marketable securities and prepaid expenses
2.Includes right-of-use assets, property and equipment and other investments.
3.Includes other current payables (primarily accrued expenses for R&D and personnel costs), current lease liabilities and non-current lease liabilities
Acquisition- and integration-related charges of $185 million incurred from the date of acquisition through
December 31, 2025 are primarily related to professional fees incurred by Merus upon close of the acquisition ($109 million) and payments to Merus option holders for the portion of the equity payout attributable to the post-acquisition period ($58 million). These charges were expensed rather than capitalized as part of purchase consideration because they were not directly attributable to the acquisition of Merus by Genmab. The remaining expenses of $18 million are primarily integration related charges incurred from the Acquisition Date through December 31, 2025, which are comprised of professional fees incurred to assist with the integration of Merus into Genmab’s operations post-acquisition. Acquisition and integration related charges are presented in Genmab’s Consolidated Statements of Comprehensive
Income.
ProfoundBio, Inc.
On May 21, 2024 (Acquisition Date), Genmab completed the previously announced acquisition of all of the outstanding shares of ProfoundBio, resulting in ProfoundBio becoming a wholly owned subsidiary of
Genmab. The acquisition of ProfoundBio gave Genmab worldwide rights to three candidates in clinical development, including ProfoundBio’s lead drug candidate, rinatabart sesutecan (Rina-S). In addition,
Genmab acquired ProfoundBio’s novel ADC technology platforms. Rina-S is a clinical-stage,
FRα-targeted, TOPO1 ADC, which was in Phase 2 of a Phase 1/2 clinical trial at the time of the acquisition, for the treatment of ovarian cancer and other FRα-expressing solid tumors. Based on the data from the ongoing Phase 1/2 clinical trial Genmab intends to broaden the development plans for Rina-S within ovarian cancer and other FRαexpressing solid tumors. In January 2024, the FDA granted Fast Track designation to Rina-S for the treatment of patients with FRα-expressing high-grade serous or endometrioid platinum-resistant ovarian cancer.
In addition to payment of $1.72 billion for all of the outstanding shares of ProfoundBio, Genmab also made a $199 million payment to holders of outstanding ProfoundBio equity awards for settlement of such vested and non-vested awards. Of the $199 million payment, $187 million related to the portion of awards where the vesting period was completed prior to the Acquisition Date. This portion of the payment was therefore determined to be attributable to the pre-combination period and included in purchase consideration. The remaining $11 million payment related to the portion of awards with future vesting conditions, and therefore is attributable to post-combination services. The amount attributable to the post-combination service does not form part of the consideration and was therefore instead recognized as Acquisition and integration related charges in Genmab’s Consolidated Statements of Comprehensive Income.
The acquisition has been accounted for using the acquisition method of accounting which requires that assets acquired and liabilities assumed be recognized at their fair values as of the Acquisition Date and consolidated into Genmab’s Consolidated Balance Sheets. The results of operations for ProfoundBio have been included in Genmab’s consolidated financial statements from the Acquisition Date. A fair value measurement has been performed and the purchase price has been allocated to intangible assets, associated deferred tax liabilities, other assets and liabilities, as well as goodwill being the excess value of the purchase price over the fair value of assets acquired and liabilities assumed (the purchase price allocation). Adjustments may be applied to the purchase price allocation for a period of up to 12 months from the Acquisition Date and was therefore finalized during the second quarter of 2025. During the fourth quarter of 2024, the Company recorded a measurement period adjustment impacting non-current deferred tax liabilities and goodwill that was not material.
The total consideration for the acquisition of ProfoundBio is summarized as follows:

Total Consideration
Cash paid for outstanding shares	1,718
Cash for equity compensation attributable to pre-combination service	187
Total consideration	1,905
Cash acquired	(122)
Cash used for acquisition of asset	1,783
The purchase price allocation resulted in the following amounts being allocated to the assets acquired and liabilities assumed at the Acquisition Date based upon their respective fair values summarized below:

Amounts Recognized as of the Acquisition Date
Cash and cash equivalents	122
Other current assets[1]	4
Property and equipment	6
IPR&D intangible asset	1,540
Technology platform intangible asset	181
Other non-current assets[2]	3
Deferred tax liability	(292)
Other current liabilities[3]	(13)
Total identifiable net assets	1,551
Goodwill	354
Total consideration	1,905
1.Includes receivables and other investments.
2.Includes other investments and right-of-use assets.
3.Includes other payables, contract liabilities, lease and other liabilities.
The carrying values of other current assets, property and equipment, other non-current assets and other current liabilities were determined to approximate their fair values.
The fair value assigned to acquired IPR&D, which was calculated using the multi-period excess earnings method of the income approach, was based on the present value of expected after-tax cash flows attributable to Rina-S, which was in Phase 1/2 testing. The present value of expected after-tax cash flows obtainable from Rina-S and assigned to IPR&D was determined by estimating the after-tax costs to complete development of Rina-S into a commercially viable product, estimating future revenue and ongoing expenses to produce, support and sell Rina-S, on an after-tax basis, and discounting the resulting net cash flows to present value. The revenue and costs projections used were reduced based on the probability that compounds at similar stages of development will become commercially viable products.
The rate utilized to discount the net cash flows to their present value reflects the risk associated with the future earnings attributable to the intangible asset. Acquired IPR&D will be accounted for as an intangible asset not yet available for use until regulatory approval in a major market is received or development is discontinued.
The fair value of the technology platform intangible asset was calculated using the relief from royalty method of the income approach. This method includes assigning value based on the economic savings from owning, rather than in-licensing, the technology platform intangible asset supported by observable market data for peer companies, then discounting the resulting probability-adjusted net post-tax cash flows using a discount rate commensurate with the risk associated with the future income or cost savings attributable to the intangible asset.
The significant assumptions used to estimate the value of the acquired intangible assets include discount rates and certain assumptions that form the basis of future cash flows (such as probabilities of technical and regulatory success, revenue growth rates, operating margins, and royalty rates).
The excess of purchase price over the fair value amounts assigned to identifiable assets acquired and liabilities assumed represents the goodwill amount resulting from the acquisition. The goodwill recorded as part of the acquisition is attributable to the intangible assets that do not qualify for separate recognition at the time of the acquisition, assembled workforce and deferred tax consequences of the IPR&D and technology platform intangible asset recorded for financial statement purposes. Genmab does not expect any portion of this goodwill to be deductible for tax purposes. The goodwill attributable to the acquisition has been recorded as a non-current asset in Genmab’s Consolidated Balance Sheets and is not amortized, but is subject to review for impairment annually.
Refer to Note 3.1 for further details related to the accounting for goodwill.
From the Acquisition Date through December 31, 2024, Genmab’s Consolidated Statements of
Comprehensive Income include no revenue and the following expenses associated with the acquisition and operations of ProfoundBio:

Consolidated Statements of Comprehensive Income (USD million):	Acquisition Date through December 31, 2024
Research and development expenses	58
Selling, general and administrative expenses	4
Acquisition and integration related charges¹	27
Total	89
1.Acquisition-related charges incurred from the Acquisition Date through December 31, 2024, are comprised of payments to holders of outstanding ProfoundBio equity awards related to post-combination services ($11 million). The remaining expenses are integration-related charges incurred from the Acquisition Date through December 31, 2024, which are comprised of professional fees incurred to assist with the integration of ProfoundBio into Genmab’s operations post-
acquisition. Additionally, prior to the Acquisition Date, Genmab recorded $16 million in Acquisition and integration-
related charges in Genmab’s Consolidated Statements of Comprehensive Income related to professional due diligence procedures in connection with the acquisition of ProfoundBio. The $16 million of Acquisition- and integration-related charges incurred prior to the Acquisition Date and the $27 million of Acquisition and integration charges incurred from the Acquisition Date through December 31, 2024 total $43 million through the fourth quarter of 2024.
The following table provides Genmab’s consolidated revenue and net profit for 2024 as if the acquisition of
ProfoundBio had occurred on January 1, 2024:

(USD million)	Twelve Month Period Ended December 31, 2024
Revenue	3,121
Net Profit	1,102
The unaudited pro forma information does not necessarily reflect the actual results of operations of the combined entities that would have been achieved, nor are they necessarily indicative of future results of operations. The unaudited pro forma information reflects certain adjustments that were directly attributable to the acquisition of ProfoundBio, including additional amortization adjustments for the fair value of the technology platform intangible asset acquired.
As of December 31, 2024, cash and cash equivalents in Genmab’s Consolidated Balance Sheets includes
$30 million of restricted cash balances for funds held in escrow related to the acquisition of ProfoundBio.

Accounting Policies
Business Combinations
The acquisition method of accounting is used to account for all acquisitions where the target company meets the definition of a business in accordance with IFRS 3 (Business Combinations). The purchase price for a business is comprised of the fair value of the assets transferred and liabilities owned to the former owners, including option holders, of the acquired business and the fair value of any asset or liability resulting from a contingent consideration arrangement. Any amount of the purchase price which effectively comprises a settlement of a pre-existing relationship is not part of the exchange for the acquiree and is therefore not included in the consideration for the purpose of applying the acquisition method. Settlements of pre-existing relationships are accounted for as separate transactions in accordance with the relevant
IFRS standards.
Identifiable assets and liabilities and contingent liabilities assumed are measured at fair value on the date of acquisition by applying relevant valuation methods. Goodwill is recognized as the excess of purchase price over the fair value of net identifiable assets acquired and liabilities assumed. Acquisition-related charges are expensed as incurred and included within Acquisition and integration-related charges in the
Consolidated Statements of Comprehensive Income.
Asset Acquisitions
The asset acquisition method is applied to account for all transactions that do not meet the definition of a business in accordance with IFRS 3 Business Combinations.
Genmab applies a ‘concentration test,’ which is a simplified assessment of whether an acquired set of activities and assets is not a business. The optional concentration test is met if substantially all of the fair value of the gross assets acquired is concentrated in a single identifiable asset or group of similar identifiable assets.
At initial recognition, an asset acquisition is measured at cost. Cost comprises the fair value of consideration transferred plus any directly attributable acquisition-related costs. The cost price is allocated to the individual identifiable assets acquired and liabilities assumed based on their relative fair values at the acquisition date. No goodwill or deferred taxes are recognized.
Acquisition-related costs that are directly attributable to the acquisition of assets, such as legal, advisory, and due diligence fees, are capitalized as part of the cost of the acquired assets in accordance with the relevant IFRS standards (for example, IAS 16 Property, Plant and Equipment or IAS 38 Intangible Assets).
Subsequent measurement of these assets follows the requirements of the relevant IFRS standards applicable to each asset class.

Management’s Judgements and Estimates – Other Intangible Assets and Goodwill
Fair Value and Impairment Assessment of Other Intangible Assets and Goodwill
The application of the acquisition method for a business combination as well as allocation of fair value through an asset acquisition involve the use of significant estimates because the identifiable net assets of the acquiree are recognized at their fair values for which observable market prices are typically not available. This is particularly relevant for intangible assets which require use of valuation techniques typically based on estimates of present value of future uncertain cash flows. The significant assumptions used to estimate the value of the acquired intangible assets include discount rates and certain assumptions that form the basis of future cash flows (such as probabilities of technical and regulatory success, revenue growth rates, operating margins, and royalty rates).
5.6 - Collaborations and Licenses
Collaborations
Genmab enters into collaborations with biotechnology and pharmaceutical companies to advance the development and commercialization of Genmab’s product candidates and to supplement its internal pipeline. Genmab seeks collaborations that will allow Genmab to retain significant future participation in product sales through either profit-sharing or royalties paid on net sales. Below is an overview of certain of
Genmab’s collaborations that have had, or are expected in the near term to have, a significant impact on financial results.
Janssen (Daratumumab/DARZALEX)
In 2012, Genmab entered into a global license, development and commercialization agreement with J&J for daratumumab, marketed for the treatment of certain multiple myeloma indications as DARZALEX for IV administration and as DARZALEX FASPRO in the US and DARZALEX SC in Europe for SC administration
(“Janssen Collaboration and License Agreement”). Under the Janssen Collaboration and License
Agreement, J&J is fully responsible for developing and commercializing daratumumab, and all costs associated therewith. Genmab receives tiered royalty payments between 12% and 20% based on J&J’s annual net product sales with J&J reducing such royalty payments for Genmab’s share of J&J’s royalty payments made to Halozyme. In addition, the royalties payable by J&J are limited in time and subject to reduction on a country-by-country basis for customary reduction events, including for lack of Genmab patent coverage or upon patent expiration or invalidation in the relevant country and upon the first commercial sale of a biosimilar product in the relevant country (for as long as the biosimilar product remains for sale in that country). Pursuant to the terms of the Janssen Collaboration and License
Agreement, J&J’s obligation to pay royalties to us will expire on a country-by-country basis on the later of the date that is 13 years after the first commercial sale of daratumumab in such country or upon the expiration or invalidation of the last-to-expire relevant Genmab patent covering daratumumab in such country. The first US, European and Japanese sales of daratumumab occurred in 2015, 2016 and 2017, respectively. We have issued patents and pending patent applications covering daratumumab in numerous jurisdictions, including patents issued in the US, Europe and Japan. J&J owns a separate patent portfolio related to the subcutaneous formulation of daratumumab used in DARZALEX FASPRO/DARZALEX SC, but a binding arbitration determined that we are not entitled to royalties based on these separate patents.
Our issued U.S., European and Japanese patents covering daratumumab, after giving effect to issued
U.S., European and Japanese patent term extensions and supplementary protection certificates, expire in
2029, 2031 and begin to expire in 2030, respectively. Assuming constant underlying sales of DARZALEX, we expect that our royalties from sales of DARZALEX will begin to decline materially in 2029 following expiration of our U.S. patent rights on daratumumab. Genmab is also eligible to receive certain additional payments in connection with development, regulatory and sales milestones.
In September 2020, Genmab commenced arbitration against J&J with respect to two different provisions of our Janssen Collaboration and License Agreement, both relating to royalties payable to Genmab on net sales of daratumumab (marketed as DARZALEX for IV administration and as DARZALEX FASPRO in the
US and as DARZALEX SC in Europe for SC administration). In April 2022, the arbitral tribunal issued an award in that arbitration denying both of Genmab’s claims. Genmab did not seek review of the award.
On June 9, 2022, Genmab announced the commencement of a second arbitration under the Janssen
Collaboration and License Agreement with claims for milestone payments for daratumumab SC of
$405 million and a separate 13-year royalty term for daratumumab SC on a country-by-country basis, from the date of the first commercial sale of daratumumab SC in each such country. This second arbitration followed from the award in the prior arbitration, where the tribunal ruled in favor of Janssen on the question as to whether Genmab is required to share in Janssen’s royalty payments to Halozyme for its technology used in the daratumumab SC product. The tribunal based its ruling on the finding that DARZALEX
FASPRO constitutes a new licensed product under the Janssen Collaboration and License Agreement.
On April 21, 2023, the arbitral tribunal dismissed Genmab’s claims regarding the second arbitration, on the basis that these claims should have been brought in the first arbitration. One arbitrator dissented Genmab filed a request for review of the award, which was denied on January 23, 2024. As a result, the dismissal of
Genmab’s claims in the second arbitration is now final.
Novartis (Ofatumumab/Kesimpta)
Genmab and GlaxoSmithKline (GSK) entered a co-development and collaboration agreement for ofatumumab (“Novartis Agreement”) in 2006. The full rights to ofatumumab were transferred from GSK to
Novartis in 2015. Novartis is now fully responsible for the development and commercialization of ofatumumab in all potential indications, including autoimmune diseases. Genmab is entitled to a 10%
royalty payment on net sales for non-cancer treatments. Genmab pays a royalty to Medarex based on
Kesimpta net sales. Novartis’s obligation to pay royalties to Genmab under the Novartis Agreement expires on a country-by-country basis only in the event Novartis is no longer selling such product in a given country. The royalties are on a country‑by‑country basis subject to reduction in case of significant competition by competing products (as defined in the Novartis Agreement) or a joint committee determination that a license of intellectual property owned by a third-party is necessary for commercialization. All potential regulatory and sales milestone payments under this agreement have been achieved and no further milestone payments remain outstanding.
Roche (Teprotumumab/TEPEZZA)
In May 2001, Genmab entered a research collaboration with Roche to develop human antibodies to disease targets identified by Roche (“Roche Agreement”). In 2002, this alliance was expanded. Under the
Roche Agreement, Genmab will receive milestones as well as royalty payments on successful products.
Teprotumumab was initially developed in collaboration between Genmab and Roche, and later investigated under license from Roche by River Vision Development Corporation and subsequently Horizon
Therapeutics for ophthalmic use. The product was approved under the brand name TEPEZZA in 2020 by the FDA for the treatment of TED, in 2024 by Japan's MHLW for the treatment of active or high clinical activity score (CAS) TED and in 2025 by the European Commission for treating moderate-to-severe TED.
In October 2023, Amgen completed its acquisition of Horizon Therapeutics, including all rights to the development and commercialization of teprotumumab. Under the terms of the Roche Agreement, Genmab receives a mid-single digit royalty on net sales of TEPEZZA, on a country-by-country basis, for 10 years following the first commercial sale in such country.
Pfizer (Tisotumab vedotin/Tivdak)
In September 2010, Genmab and Pfizer entered into an ADC collaboration, and a commercial license and collaboration agreement (the “Pfizer License and Collaboration Agreement”) was executed in October
2011. In October 2020, Genmab and Pfizer entered into a joint commercialization agreement (“Tivdak Joint
Commercialization Agreement”) where Genmab would co-promote tisotumab vedotin, marketed as Tivdak, in the US, and lead commercial operational activities and record sales in Japan, while Pfizer would lead operational commercial activities in the US, Europe and China with a 50:50 profit split in those markets. In all other markets, if any, Pfizer would be responsible for commercializing tisotumab vedotin and Genmab would receive royalties based on a percentage of aggregate net sales ranging from the mid-teens to the mid-twenties. Effective January 1, 2025, Genmab and Pfizer agreed to amend the Pfizer License and
Collaboration Agreement and the Tivdak Joint Commercialization Agreement, assigning Genmab sole responsibility for the development and commercialization of Tivdak for second line plus recurrent or metastatic cervical cancer in Europe and all other regions globally, excluding the United States and China.
With this amendment, Genmab will continue to co-promote Tivdak with Pfizer in the US and will record sales for Europe, Japan and rest of world markets (excluding the United States and China), once commercialized, and will provide royalties to Pfizer on net sales in the low teens. Pfizer will continue to lead commercialization activities in China, when approved. The companies will continue the practice of joint decision-making on the worldwide development and commercialization strategy for tisotumab vedotin.
AbbVie (Epcoritamab/EPKINLY/TEPKINLY)
On June 10, 2020, Genmab entered into a broad oncology collaboration agreement with AbbVie
(“AbbVie Collaboration and License Agreement”) to jointly develop and commercialize products including epcoritamab, and subsequently into a discovery research collaboration for up to four future differentiated antibody therapeutics for cancer. The companies will share commercial responsibilities for epcoritamab in the US and Japan, with AbbVie responsible for further global commercialization. Genmab is the principal for net sales in the US and Japan and receives tiered royalties between 22% and 26% on remaining net sales outside of these territories, subject to certain royalty reductions. For any product candidates developed as a result of the companies’ discovery research collaboration, Genmab and AbbVie will share responsibilities for global development and commercialization in the US and Japan. Genmab retains the right to co-commercialize these products, along with AbbVie, outside of the US and Japan.
Under the terms of the AbbVie Collaboration and License Agreement, Genmab received a $750 million upfront payment in June 2020 and was initially entitled to receive an aggregate of up to $3.15 billion in additional development, regulatory and sales milestone payments for all programs. Included in these potential milestones were up to $1.15 billion in payments related to clinical development and commercial success across the three bispecific antibody programs originally included in the AbbVie Collaboration and
License Agreement.
As of December 31, 2025, as a result of epcoritamab and one additional antibody product candidate being the remaining bispecific antibody programs under the original AbbVie Collaboration and License
Agreement, we are instead contractually entitled to receive an aggregate of up to $1.06 billion in additional development, regulatory and sales milestone payments. In addition, and also included in these potential milestones, if the remaining next-generation antibody product candidate is developed as a result of the discovery research collaboration and is successful, we are eligible to receive up to $510 million in option exercise and success-based milestones.
In May 2023, epcoritamab received initial approval from the FDA and is marketed under the tradename
EPKINLY. In September 2023, epcoritamab received initial approval from the EC and the Japan MHLW and is marketed under the tradenames TEPKINLY and EPKINLY, respectively. Genmab is entitled to tiered royalties between 22% and 26% on net sales for epcoritamab outside the US and Japan. Except for these royalty-bearing sales, Genmab will share with AbbVie profits from the sale of licensed products on a 50:50 basis. Genmab and AbbVie split 50:50 the development costs related to epcoritamab, while Genmab will be responsible for 100% of the costs of the discovery research programs up to opt-in.
The total transaction price of $750 million was allocated to the four performance obligations based on the best estimate of relative stand-alone selling prices. The allocation of the transaction price to the performance obligations is summarized below:
•Delivery of licenses for the three programs: $672 million
•Co-development activities for the product concepts: $78 million
For the license grants, Genmab based the stand-alone selling price on a discounted cash flow approach and considered several factors including, but not limited to, discount rate, development timeline, regulatory risks, estimated market demand and future revenue potential. For co-development activities related to up to four product concepts, a cost-plus margin approach was utilized.
The performance obligations related to the delivery of licenses were completed at a point in time
(June 2020) and Genmab recognized $672 million as license fee revenue in June 2020. After delivery of the licenses, Genmab shares further development and commercial costs equally with AbbVie. AbbVie is not assessed as a customer but as a collaboration partner, and as such this part of the collaboration is not in scope of IFRS 15.
Refer to Note 3.7 for information pertaining to the remaining performance obligation related to co-
development activities for the product concepts.
BioNTech
In May 2015, Genmab entered into an agreement with BioNTech to jointly research, develop and commercialize bispecific antibody products using Genmab’s DuoBody technology platform (“BioNTech
Agreement”). Under the terms of the BioNTech Agreement, BioNTech will provide proprietary antibodies against key immunomodulatory targets, while Genmab provides proprietary antibodies and access to its
DuoBody technology platform. Genmab paid an upfront fee of $10 million to BioNTech and an additional fee as certain BioNTech assets were selected for further development. If the companies jointly select any product candidates for clinical development, development costs and product ownership will be shared equally going forward. If one of the companies does not wish to move a product candidate forward, the other company is entitled to continue developing the product on predetermined licensing terms.
The BioNTech Agreement also includes provisions which will allow the parties to opt out of joint development at key points. During July 2022, Genmab and BioNTech expanded this collaboration to include the joint research, development and commercialization of monospecific antibody candidates using Genmab’s HexaBody technology platform.
Genmab and BioNTech have one investigational medicine currently in active clinical development:
DuoBody-EpCAMx4-1BB (GEN1059/BNT314). In August 2024, BioNTech opted not to participate in the further development of the acasunlimab (GEN1046) program under the parties’ existing License and
Collaboration Agreement for reasons related to BioNTech’s portfolio strategy. Genmab assumed sole responsibility for the continued development and potential commercialization of acasunlimab. In the fourth quarter of 2025, Genmab announced the discontinuation of further clinical development for acasunlimab.
This decision was made as part of Genmab’s strategic focus on the most value‑creating opportunities in its late‑stage portfolio and following a thorough assessment of the evolving competitive landscape.
Refer to Note 3.1 for information pertaining to impairment loss associated with the discontinuation of
GEN1046.
Janssen (DuoBody)
In July 2012, and as amended in December 2013, Genmab entered into a collaboration with J&J to create and develop bispecific antibodies using our DuoBody technology platform.
As of December 31, 2025, three DuoBody-based products created under this collaboration were in active clinical development and had been approved by regulatory authorities: RYBREVANT, and an
SC formulation, RYBREVANT FASPRO, TECVAYLI and TALVEY. Under our DuoBody Agreement with J&J,
Genmab is eligible to receive milestones and receives royalties between 8% and 10% on net sales of
RYBREVANT, with J&J reducing such royalty payments for Genmab’s share of J&J’s royalty payments made to Halozyme, a mid-single digit royalty on net sales of TECVAYLI, and a mid-single digit royalty on net sales of TALVEY, all of which are subject to a reduction of such royalty payment in countries and territories where there are no relevant patents (as defined in the DuoBody Agreement), among other reductions. Pursuant to the terms of the DuoBody Agreement, J&J’s obligation to pay these royalties will expire on a country-by-country and licensed product-by-licensed product basis on the later of the date that is 10 years after the first sale of each licensed product in such country or upon the expiration of the last-to-
expire relevant patent (as defined in the DuoBody Agreement) covering the licensed product in such country. Genmab pays a royalty to Medarex based on RYBREVANT net sales.
Gilead
In March 2024, prior to its acquisition by Genmab, Merus entered into a collaboration, option and license agreement with Gilead (Gilead Collaboration Agreement) to research and develop trispecific T-cell engaging antibody product candidates using Merus’ technology platform. Under the terms of the agreement, the collaboration included two preclinical research programs, with an option for Gilead to include a third program.
Under the Gilead Collaboration Agreement, Merus granted Gilead a non-exclusive license and agreed to perform related research and collaboration activities during the research term. On a program-by-program basis, Gilead was granted an exclusive option to obtain an exclusive license for further development and commercialization of products arising from each program. At the acquisition date, no exclusive license options had been exercised by Gilead.
Under the Gilead Collaboration Agreement, Merus received a non-refundable upfront payment and
Genmab is eligible to receive additional consideration in the form of option exercise payments, development and commercialization milestone payments, and tiered royalties between 5% and 11% on net sales of any products successfully commercialized under the Gilead Collaboration Agreement.
Refer to Note 3.7 for information pertaining to the remaining performance obligation.
5.7 - Contingencies
Legal Contingency
Chugai Patent Infringement Complaint
In 2024, Chugai filed a lawsuit in the Tokyo District Court in Japan against AbbVie’s and Genmab’s
Japanese subsidiaries asserting that their activities with EPKINLY (epcoritamab) in Japan infringe two
Japanese patents held by Chugai claiming damages and injunctive relief. In September 2025, Chugai filed two further lawsuits in the same court, against the same parties and with similar assertions, based on two newly granted Japanese patents held by Chugai which are similar to the patents from the original lawsuit.
Genmab and AbbVie believe that the four Japanese patents are invalid and not infringed and intend to vigorously defend against the lawsuit, and thus no provision has been recognized related to this matter.
AbbVie Rina-S Trade Secret Complaint
During the first quarter of 2025, AbbVie filed a complaint in the U.S. District Court for the Western District of
Washington (Seattle) naming Genmab A/S; ProfoundBio US Co.; ProfoundBio (Suzhou) Co., Ltd.; and
former AbbVie employees as defendants. AbbVie alleges that the defendants have misappropriated
AbbVie’s alleged trade secrets relating to the use of disaccharides to improve the hydrophilicity of drug-
linkers in ADCs in connection with Rina-S and other ADC pipeline products of ProfoundBio. AbbVie is seeking damages and broad injunctive relief. AbbVie is not asserting or enforcing any patent rights against the defendants, and to Genmab’s knowledge, AbbVie has not pursued any development of products incorporating their alleged trade secrets. During the fourth quarter of 2025, AbbVie filed a complaint with the U.S. International Trade Commission (ITC) under Section 337 of the Tariff Act against ProfoundBio US
Co.; ProfoundBio (Suzhou) Co., Ltd.; Genmab A/S; Genmab B.V.; and Genmab US, Inc., seeking to exclude certain antibody drug conjugate products from importation into the United States. The district court action has since been stayed. The ITC complaint is based on allegations that are substantially similar to those asserted in the Washington district court action.
Genmab categorically refutes these allegations and will vigorously defend the Company against AbbVie’s claims, and thus no provision has been recorded related to this matter.
5.8 - Subsequent Events
No events have occurred subsequent to the balance sheet date that could significantly affect the consolidated financial statements as of December 31, 2025.